Investment Management

Morgan Stanley

China A Share Fund, Inc.

Investment performance (%)*

Average annual total return, based on NAV (periods ended March 31, 2009)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1.800.231.2608. Investment returns and principal value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

Fund profile

Investment objective

The Fund seeks to achieve its investment objective of capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges, and derivative instruments that are structured to be positively correlated and linked to A-shares of such companies.

Philosophy

Since both country-specific, sector-specific and stock-specific factors drive the emerging markets, the portfolio management team believes it is important to take into account regional and industry analysis coupled with rigorous bottom-up stock selection in order to seek to produce superior performance over the medium- to long-term.

Process

•        Leverages the research and resources of the Emerging Markets Equity team with an emphasis on a bottom-up growth-biased stock selection process that the team believes has the potential to produce superior performance over the medium- to long- term

•        Employs an interactive team approach to identify those securities with the best opportunity for growth and development

•        Utilizes a rigorous and fundamental research approach that considers dynamics, valuation and sentiment

Morgan Stanley China A Share Fund, Inc.

Symbol: CAF      CUSIP: 617468103

March 31, 2009

Equity characteristics

Portfolio
Fiscal YTD turnover **	79%

Security type (%)
Common stock	95.30
Cash and cash equivalent	4.87
Net other asset	-0.17

Top ten industries (%)
Commercial Banks	16.40
Real Estate Management and Development	12.55
Construction Materials	10.79
Machinery	9.68
Insurance	7.28
Oil, Gas & Consumable Fuels	6.33
Capital Markets	4.88
Ind Power Producers & Energy Traders	4.78
Beverages	4.18
Transportation Infrastructure	3.50

Top five holdings (%)
Anhui Conch Cement Co. Ltd	6.65
Central Huijin Investment Co.	5.83
China International Trust & Inv Corp Hong Kong Holdings Ltd	4.88
Zhengzhou Yutong Bus Co. Ltd	4.87
Guangxi Liugong Machinery	4.81

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

The allocation figures represent a percentage of the Fund’s net assets as of March 31, 2009.

*            Returns assume the reinvestment of all dividends and income. Returns reflect past performance and are compared to an unmanaged market index. Returns for less than one year are cumulative (unannualized). NAV per share is determined by dividing the value of the fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

**     Fiscal YTD turnover represents turnover during the Fund’s last fiscal year, ending 12/31/2008.

Investment Management

Morgan Stanley

China A Share Fund, Inc.

Risk considerations

There is no assurance that a closed-end fund will achieve its investment objective. Like any stock, a closed-end fund’s share price will fluctuate with market conditions and other factors. At the time of sale, your shares may have a market price that is above or below net asset value, and may be worth more or less than your original investment. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those described below. Keep in mind that the section below does not describe all risks associated with an investment in the Fund. The prospectus for the rights offering contains more detailed information. Additional risks and uncertainties may also adversely affect and impair the Fund. Risks include:

Risks Associated with Investments in Chinese Companies and A-Shares

Investments in Chinese companies involve certain risks and special considerations not typically associated with the United States including, among others, (a) the heavy concentration of market capitalization and trading volume in a small number of Chinese companies representing a limited number of industries, combined with diversification requirements applicable to the Fund under the U.S. Internal Revenue Code of 1986, as amended, and Chinese law, potentially resulting in fewer investment opportunities for the Fund, (b) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility, (c) currency devaluations and other currency exchange rate fluctuations, (d) lack of a market to engage in hedging transactions to minimize renminbi foreign exchange risk, (e) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discrimination, (f) limitations on the use of brokers, (g) higher rates of inflation, (h) greater political, economic and social uncertainty, (i) certain Chinese government requirements which may restrict the Fund’s investment opportunities, (j) custody risks associated with investing through a QFII and (k) investment and repatriation restrictions. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. Due to these restrictions, capital cannot flow freely into the A-share market and it is possible that the liquidity and trading prices of the A-share may be severely affected.

In addition, the risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Foreign Currency Considerations. The Fund’s assets will be invested primarily in the equity securities of issuers in China and Hong Kong and the income received by the Fund will be principally in Chinese renminbi. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars. As such there will be inherent risk related to the fluctuations in the rate of exchange between the U.S. dollar and the Chinese renminbi, exchange control regulations, currency exchange restrictions, and costs associated with conversion of investment principal and income from one currency into another.

Net Asset Value Discount. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods.

Non-Diversification. Because the Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund’s overall value to decline to a greater degree than a less concentrated portfolio.

Derivative Instruments/Strategic Transactions. Derivative Instruments/Strategic Transactions involve risks, including the imperfect correlation between the value of the such instruments and the underlying assets, possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. These losses may have a potentially large negative impact on the Fund’s performance.

Definitions

The MSCI China “A” Share Index is a free-float market capitalization weighted Index that includes A-share securities listed on both the Shanghai and Shenzhen Stock Exchanges. The Index is constructed based on a bottom up sampling approach targeting 65% of industry group representation with the objectives of capturing the diversity of business activities, achieving a broad and fair market representation and providing flexibility to reflect the evolution of the A-share market. The Index design also includes a large securities rule to systematically capture the specific risk of large companies and the use of a minimum size guideline and liquidity screen to ensure investability of the Index. Performance figures shown are U.S. dollar adjusted. The MSCI 80 China A/MSCI 20 China Index is an unmanaged blended Index comprised of 80% MSCI China “A” Share Index and 20% MSCI China Index. The MSCI China Index is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of the country of China. The Index covers both large and mid cap segments and provides coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in the Chinese market and includes B-shares, H-shares, Red Chip companies and shares of China-related companies listed on the Stock Exchange of Hong Kong Limited, the Stock Exchange of Singapore or other exchanges. The blended Index is shown due to the Fund’s permissible investment strategy to invest up to 20% in assets outside of A-shares of Chinese companies.

Fiscal YTD turnover measures the percentage of securities within the portfolio that have changed during the last complete fiscal year of the fund.

Morgan Stanley China A Share Fund, Inc.

Symbol: CAF      CUSIP: 617468103

March 31, 2009

Management team

The Fund is managed by members of the Emerging Markets Equity team.

Homiyar Vasania Managing Director 15 years of investment experience

James Cheng Managing Director 21 years of investment experience

Team members may change from time to time.

Other considerations

Morgan Stanley China A Share Fund, Inc. is advised by Morgan Stanley Investment Management Inc. and sub-advised by Morgan Stanley Investment Management Company. Morgan Stanley is a full-service securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For additional information, please call 1.800.231.2608.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus for the rights offering contains this and other information about the Fund. To obtain a prospectus, download one at www.morganstanley.com/im or call 1.800.231.2608. Please read the prospectus carefully before you invest or send money.

© 2009 Morgan Stanley

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